UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2014

CARDINAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24557 (Commission File Number)	54-1874630 (I.R.S. Employer Identification No.)

8270 Greensboro Drive, Suite 500
McLean, Virginia (Address of principal executive offices)	22102 (Zip Code)

Registrant’s telephone number, including area code:  (703) 584-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01              Completion of Acquisition or Disposition of Assets.

On March 7, 2014, Cardinal Financial Corporation (“Cardinal”) completed the merger of its subsidiary banks, Cardinal Bank and The Business Bank (“TBB”).  TBB merged with and into Cardinal Bank, with Cardinal Bank continuing as the sole bank subsidiary of Cardinal.  TBB was previously a subsidiary of United Financial Banking Companies, Inc. (“UFBC”) until Cardinal’s acquisition of UFBC effective January 16, 2014.

A copy of the press release announcing the completion of the merger is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)              Exhibits.

                                      The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press release, dated March 10, 2014, announcing the merger of TBB into Cardinal Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION
(Registrant)

Date: March 10, 2014	By:	/s/ Mark A. Wendel
Mark A. Wendel
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated March 10, 2014, announcing the merger of TBB into Cardinal Bank.